                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley     Security Description: Debt
        Emerging Markets Debt

Issuer: Ukraine Government Intl 7.75%   Offering Type: 144A
        Notes

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/16/2010       None                                       N/A
 2. Trade Date                                    09/16/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $100.00        None                                       N/A
 4. Price Paid per Unit                             $100.00        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                               0%           Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                  $1,780,000       None                                       N/A
 9. Total Size of Offering                      $1,500,000,000     None                                       N/A
10. Total Price Paid by the Fund plus Total       $5,200,000       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund              JP MORGAN       Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                                affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Federico Kaune
                                        ----------------------------------------
                                        Federico Kaune

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley     Security Description: Debt
        Emerging Markets Debt

Issuer: Gerdau SA 5.75% Bonds due       Offering Type: 144A
        01/30/2010

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/23/2010       None                                       N/A
 2. Trade Date                                    09/23/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.051        None                                       N/A
 4. Price Paid per Unit                             $99.051        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.40%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                  $1,780,000       None                                       N/A
 9. Total Size of Offering                      $1,250,000,000     None                                       N/A
10. Total Price Paid by the Fund plus Total       $5,360,000       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           HSBC SECURITIES    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                                affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Federico Kaune
                                        ----------------------------------------
                                        Federico Kaune

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley     Security Description: Common Stock
        Small Company Growth

Issuer: MakeMyTrip Ltd                  Offering Type: US Registered

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/12/2010       None                                       N/A
 2. Trade Date                                    08/12/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $14.00         None                                       N/A
 4. Price Paid per Unit                             $14.00         Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              $0.98         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $19,432        None                                       N/A
 9. Total Size of Offering                        $70,000,000      None                                       N/A
10. Total Price Paid by the Fund plus Total        $265,986        #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            PACIFIC CREST     Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ David Cohen
                                        ----------------------------------------
                                        David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica BlackRock Global   Security Description: Corporate Bond
        Allocation

Issuer: Mylan Inc.                      Offering Type: 144A

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                  05/12/2010      None                                       N/A
 2. Trade Date                                     05/12/2010      Must be the same as #1                     YES
 3. Unit Price of Offering                           $99.972       None                                       N/A
 4. Price Paid per Unit                              $99.972       Must not exceed #3                         YES
 5. Years of Issuer's Operations                   MORE THAN 3     Must be at least three years *             YES
 6. Underwriting Type                                 FIRM         Must be firm                               YES
 7. Underwriting Spread                               1.50%        Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $254,929       None                                       N/A
 9. Total Size of Offering                        $550,000,000     None                                       N/A
10. Total Price Paid by the Fund plus Total        $40,000,000     #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           GOLDMAN, SACHS     Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                  & CO.         affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES         Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Artemis Brannigan
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica BlackRock          Security Description: Common Stock
        Global Allocation

Issuer: MetLife, Inc.   `               Offering Type: US Registered

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/03/2010       None                                      N/A
 2. Trade Date                                    08/03/2010       Must be the same as #1                    YES
 3. Unit Price of Offering                          $42.00         None                                      N/A
 4. Price Paid per Unit                             $42.00         Must not exceed #3                        YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *            YES
 6. Underwriting Type                                FIRM          Must be firm                              YES
 7. Underwriting Spread                          $1.08 / SHARE     Sub-Adviser determination to be           YES
                                                                   made
 8. Total Price paid by the Fund                   $289,800        None                                      N/A
 9. Total Size of Offering                    75,000,000 SHARES/   None                                      N/A
                                               USD 3,150,000,000
10. Total Price Paid by the Fund plus Total    3,000,000 SHARES/   #10 divided by #9 must not exceed         YES
    Price Paid for same securities              USD 126,000,000    25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            DEUTSCHE BANK     Must not include Sub-Adviser              YES
    purchased (attach a list of ALL             SECURITIES INC.    affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                    YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Artemis Brannigan
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Consolidated
        Bond                                                  Edison Company of
                                                              New York  Inc.

Issuer: Consolidated Edison Company     Offering Type: US Registered
        of New York Inc.
        CUSIP # 209111FA

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 06/02/2010       None                                       YES
 2. Trade Date                                    06/02/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.514        None                                       YES
 4. Price Paid per Unit                             $99.514        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              $0.88         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $153,252        None                                       YES
 9. Total Size of Offering                        348,299,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $22,197,593      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Duke Energy
        Bond                                                  Carolinas

Issuer: Duke Energy Carolinas           Offering Type: US Registered
        CUSIP #26442CAJ

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                  06/02/2010      None                                       YES
 2. Trade Date                                     06/02/2010      Must be the same as #1                     YES
 3. Unit Price of Offering                           $99.765       None                                       YES
 4. Price Paid per Unit                              $99.765       Must not exceed #3                         YES
 5. Years of Issuer's Operations                   MORE THAN 3     Must be at least three years *             YES
 6. Underwriting Type                                 FIRM         Must be firm                               YES
 7. Underwriting Spread                               $0.65        Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $155,633       None                                       YES
 9. Total Size of Offering                         448,942,500     None                                       YES
10. Total Price Paid by the Fund plus Total        $3,796,058      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          BARCLAYS CAPITAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                  BANK          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead               YES         Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Waste Management
        Bond                                                  Inc.

Issuer: Waste Management Inc.           Offering Type: US Registered
        CUSIP # 94106LAW

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 06/03/2010       None                                       YES
 2. Trade Date                                    06/03/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.388        None                                       YES
 4. Price Paid per Unit                             $99.388        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              $0.65         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $128,211        None                                       YES
 9. Total Size of Offering                        596,328,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $5,841,033       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Toyota Motor
        Bond                                                  Credit Corporation

Issuer: Toyota Motor Credit             Offering Type: US Registered
        Corporation
        CUSIP # 89233P4B

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 06/14/2010       None                                       YES
 2. Trade Date                                    06/14/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.876        None                                       YES
 4. Price Paid per Unit                             $99.876        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              $0.35         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $384,523        None                                       YES
 9. Total Size of Offering                       1,248,450,000     None                                       YES
10. Total Price Paid by the Fund plus Total       $14,981,400      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           BANC OF AMERICA    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Canadian Imperial
        Bond                                                  Bank

Issuer: Canadian Imperial Bank          Offering Type: US Registered
        CUSIP # 136069DM

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 06/25/2010       None                                       YES
 2. Trade Date                                    06/25/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.921        None                                       YES
 4. Price Paid per Unit                             $99.921        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              $0.35         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                  $1,748,618       None                                       YES
 9. Total Size of Offering                       1,249,012,500     None                                       YES
10. Total Price Paid by the Fund plus Total       $51,459,315      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           BANC OF AMERICA    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Oracle Corporation
        Bond

Issuer: Oracle Corporation              Offering Type: US Registered
        CUSIP # 68389XAL

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 07/12/2010       None                                       YES
 2. Trade Date                                    07/12/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.841        None                                       YES
 4. Price Paid per Unit                             $99.841        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.68%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $121,574        None                                       YES
 9. Total Size of Offering                       2,223,922,500     None                                       YES
10. Total Price Paid by the Fund plus Total       $9,930,555       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: PNC Funding Corp
        Bond

Issuer: PNC Funding Corp                Offering Type: US Registered
        CUSIP # 693476BL

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/04/2010       None                                       YES
 2. Trade Date                                    08/04/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.456        None                                       YES
 4. Price Paid per Unit                             $99.456        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.45%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $430,644        None                                       YES
 9. Total Size of Offering                        745,920,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $17,599,734      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Aflac Incorporated
        Bond

Issuer: Aflac Incorporated              Offering Type: US Registered
        CUSIP # 001055AF

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/04/2010       None                                       YES
 2. Trade Date                                    08/04/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.499        None                                       YES
 4. Price Paid per Unit                             $99.499        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.88%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $107,459        None                                       YES
 9. Total Size of Offering                        447,745,500      None                                       YES
10. Total Price Paid by the Fund plus Total       $4,289,402       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          GOLDMAN SACHS AND   Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 COMPANY        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Volkswagon
        Bond                                                  International
                                                              Finance NV

Issuer: Volkswagon International        Offering Type: US Registered
        Finance NV
        CUSIP  # 928670AC

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/05/2010       None                                       YES
 2. Trade Date                                    08/05/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.700        None                                       YES
 4. Price Paid per Unit                             $99.700        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.20%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $115,652        None                                       YES
 9. Total Size of Offering                        997,000,000      None                                       YES
10. Total Price Paid by the Fund plus Total        $456,290        #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Simon Property
        Bond                                                  Group L.P.

Issuer: Simon Property Group L.P.       Offering Type: US Registered
        CUSIP # 828807CF

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/09/2010       None                                       YES
 2. Trade Date                                    08/09/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.605        None                                       YES
 4. Price Paid per Unit                             $99.605        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.50%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $59,763        None                                       YES
 9. Total Size of Offering                        896,445,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $1,713,206       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            CREDIT SUISSE     Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Statoil ASA
        Bond

Issuer: Statoil ASA                     Offering Type: US Registered
        CUSIP # 85771PAB

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/10/2010       None                                       YES
 2. Trade Date                                    08/10/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.782        None                                       YES
 4. Price Paid per Unit                             $99.782        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.40%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $199,964        None                                       YES
 9. Total Size of Offering                       1,247,275,000     None                                       YES
10. Total Price Paid by the Fund plus Total       $4,407,371       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          BARCLAYS CAPITAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                  INC.          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Direct TV Holdings
        Bond                                                  LLC

Issuer: Direct TV Holdings LLC and      Offering Type: US Registered
        Direct TV Financing Co. Inc.
        CUSIP # 25459HAW

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/10/2010       None                                       YES
 2. Trade Date                                    08/10/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.934        None                                       YES
 4. Price Paid per Unit                             $99.934        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.45%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $399,736        None                                       YES
 9. Total Size of Offering                        999,340,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $8,694,258       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Direct TV Holdings
        Bond                                                  LLC

Issuer: Direct TV Holdings LLC and      Offering Type: US Registered
        Direct TV Financing Co. Inc.
        CUSIP # 25459HAX

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 08/10/2010       None                                       YES
 2. Trade Date                                    08/10/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $98.659        None                                       YES
 4. Price Paid per Unit                             $98.659        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.88%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $690,613        None                                       YES
 9. Total Size of Offering                       1,233,237,500     None                                       YES
10. Total Price Paid by the Fund plus Total       $19,721,934      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: DELL Inc.
        Bond

Issuer: DELL Inc.                       Offering Type: US Registered
        CUSIP # 24702RAL

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/07/2010       None                                       YES
 2. Trade Date                                    09/07/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.977        None                                       YES
 4. Price Paid per Unit                             $99.977        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.35%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $370,915        None                                       YES
 9. Total Size of Offering                        699,839,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $19,959,408      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          BARCLAYS CAPITAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                  INC.          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Medco Health
        Bond                                                  Solutions

Issuer: Medco Health Solutions          Offering Type: US Registered
        CUSIP # 58405UAF

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/07/2010       None                                       YES
 2. Trade Date                                    09/07/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.967        None                                       YES
 4. Price Paid per Unit                             $99.967        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.60%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $139,954        None                                       YES
 9. Total Size of Offering                       $499,835,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $5,498,185       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund            DEUTSCHE BANK     Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Nevada Power
        Bond                                                  Company

Issuer: Nevada Power Company            Offering Type: US Registered
        CUSIP # 641423BZ

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/09/2010       None                                       YES
 2. Trade Date                                    09/09/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.689        None                                       YES
 4. Price Paid per Unit                             $99.989        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.88%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $11,963        None                                       YES
 9. Total Size of Offering                        249,222,500      None                                       YES
10. Total Price Paid by the Fund plus Total       $2,510,169       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          BARCLAYS CAPITAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                   INC          affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Nissan Auto
        Bond                                                  Receivables 2010-A
                                                              Owner Trust A4

Issuer: Nissan Auto Receivables         Offering Type: US Registered
        2010-A Owner Trust A4
        CUSIP # 65476BAD

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/15/2010       None                                       YES
 2. Trade Date                                    09/15/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                         $99.98313       None                                       YES
 4. Price Paid per Unit                            $99.98313       Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.31%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $299,949        None                                       YES
 9. Total Size of Offering                        135,426,974      None                                       YES
10. Total Price Paid by the Fund plus Total       $8,098,623       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Microsoft
        Bond                                                  Corporation

Issuer: Microsoft Corporation           Offering Type: US Registered
        CUSIP # 594918AG

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/22/2010       None                                       YES
 2. Trade Date                                    09/22/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.561        None                                       YES
 4. Price Paid per Unit                             $99.561        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.35%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $388,288        None                                       YES
 9. Total Size of Offering                       1,742,317,500     None                                       YES
10. Total Price Paid by the Fund plus Total       $15,357,284      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Blackstone
        Bond                                                  Holdings Finance
                                                              Co.

Issuer: Blackstone Holdings Finance     Offering Type: US Registered
        Co.
        CUSIP # 09256BAB

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/15/2010       None                                       YES
 2. Trade Date                                    09/15/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.515        None                                       YES
 4. Price Paid per Unit                             $99.515        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.50%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                  $1,199,156       None                                       YES
 9. Total Size of Offering                       $398,060,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $16,917,550      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund             BANCAMERICA      Must not include Sub-Adviser               YES
    purchased (attach a list of ALL               SECURITIES       affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Transocean Inc.
        Bond

Issuer: Transocean Inc.                 Offering Type: US Registered
        CUSIP # 893830AY

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/15/2010       None                                       YES
 2. Trade Date                                    09/15/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.930        None                                       YES
 4. Price Paid per Unit                             $99.930        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.65%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $499,650        None                                       YES
 9. Total Size of Offering                        899,370,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $13,040,865      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          GOLDMAN SACHS AND   Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 COMPANY        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: El Du Pont de
        Bond                                                  Nemours

Issuer: El Du Pont de Nemours           Offering Type: US Registered
        CUSIP # 263534CC

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/20/2010       None                                       YES
 2. Trade Date                                    09/20/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.654        None                                       YES
 4. Price Paid per Unit                             $98.654        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.86%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $24,664        None                                       YES
 9. Total Size of Offering                        493,270,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $20,613,753      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund         MORGAN STANLEY AND   Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 COMPANY        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: El Du Pont de
        Bond                                                  Nemours

Issuer: El Du Pont de Nemours           Offering Type: US Registered
        CUSIP # 263534CD

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/20/2010       None                                       YES
 2. Trade Date                                    09/20/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.047        None                                       YES
 4. Price Paid per Unit                             $99.047        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.35%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $171,351        None                                       YES
 9. Total Size of Offering                        495,235,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $13,886,389      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          GOLDMAN SACHS AND   Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 COMPANY        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Microsoft
        Bond                                                  Corporation

Issuer: Microsoft Corporation           Offering Type: US Registered
        CUSIP # 594918AJ

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/22/2010       None                                       YES
 2. Trade Date                                    09/22/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.047        None                                       YES
 4. Price Paid per Unit                             $99.047        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.86%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                    $69,238        None                                       YES
 9. Total Size of Offering                        989,110,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $17,473,617      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: NBC Universal
        Bond

Issuer: NBC Universal                   Offering Type: US Registered
        CUSIP # 62875UAN

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/27/2010       None                                       YES
 2. Trade Date                                    09/27/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.721        None                                       YES
 4. Price Paid per Unit                             $99.721        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.88%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $209,414        None                                       YES
 9. Total Size of Offering                       1,196,652,000     None                                       YES
10. Total Price Paid by the Fund plus Total       $14,973,108      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          GOLDMAN SACHS AND   Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 COMPANY        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Comerica
        Bond                                                  Incorporated

Issuer: Comerica Incorporated           Offering Type: US Registered
        CUSIP # 200340AN

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/13/2010       None                                       YES
 2. Trade Date                                    09/13/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.986        None                                       YES
 4. Price Paid per Unit                             $99.930        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.45%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $149,814        None                                       YES
 9. Total Size of Offering                        299,628,000      None                                       YES
10. Total Price Paid by the Fund plus Total       $4,609,277       #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund           BANC OF AMERICA    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL             SECURITIES LLC     affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core      Security Description: Microsoft
        Bond                                                  Corporation

Issuer: Microsoft Corporation           Offering Type: US Registered
        CUSIP # 594918AG

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                 09/22/2010       None                                       YES
 2. Trade Date                                    09/22/2010       Must be the same as #1                     YES
 3. Unit Price of Offering                          $99.561        None                                       YES
 4. Price Paid per Unit                             $99.561        Must not exceed #3                         YES
 5. Years of Issuer's Operations                  MORE THAN 3      Must be at least three years *             YES
 6. Underwriting Type                                FIRM          Must be firm                               YES
 7. Underwriting Spread                              0.35%         Sub-Adviser determination to be            YES
                                                                   made
 8. Total Price paid by the Fund                   $388,288        None                                       YES
 9. Total Size of Offering                       1,742,317,500     None                                       YES
10. Total Price Paid by the Fund plus Total       $15,357,284      #10 divided by #9 must not exceed          YES
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund          CITIGROUP GLOBAL    Must not include Sub-Adviser               YES
    purchased (attach a list of ALL                 MARKETS        affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        /s/ Donna Nascimento
                                        ----------------------------------------
                                        Donna Nascimento, Vice President
                                        J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Loomis Sayles      Security Description: Pride
        Bond Fund                                             International

Issuer: Pride International, Inc.       Offering Type: US Registered (US
                                                       Registered, Eligible
                                                       Muni, Eligible Foreign,
                                                       144A)

                                                                                                         IN COMPLIANCE
              REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION             (YES/NO)
    ---------------------------------------   ------------------   -----------------------------------   -------------
 1. Offering Date                                   8/3/10         None                                       N/A
 2. Trade Date                                      8/3/10         Must be the same as #1                     Yes
 3. Unit Price of Offering                          $100.00        None                                       N/A
 4. Price Paid per Unit                             $100.00        Must not exceed #3                         Yes
 5. Years of Issuer's Operations                      44           Must be at least three years *             Yes
 6. Underwriting Type                                FIRM          Must be firm                               Yes
 7. Underwriting Spread                              NONE          Sub-Adviser determination to be            Yes
                                                                   made
 8. Total Price paid by the Fund                  $5,000,000       None                                       N/A
 9. Total Size of Offering                       $900,000,000      None                                       N/A
10. Total Price Paid by the Fund plus Total       $7,465,000       #10 divided by #9 must not exceed          Yes
    Price Paid for same securities                                 25% **
    purchased by the same Sub-Adviser for
    other investment companies
11. Underwriter(s) from whom the Fund               GOLDMAN        Must not include Sub-Adviser               Yes
    purchased (attach a list of ALL                                affiliates ***
    syndicate members)
12. If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                     Yes
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        Loomis, Sayles & Company, L.P.
                                        ----------------------------------------
                                        Sub-Adviser

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [____]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.